MONTHLY SERVICER'S CERTIFICATE
(Delivered pursuant to subsection 3.04(b)
of the Pooling and Servicing Agreement

HOUSEHOLD FINANCE CORPORATION
HOUSEHOLD AFFINITY FUNDING CORPORATION
HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST 1
Class A and Class B Certificates, Series 1993-2

1.This Certificate relates to the Distribution Date occurring on December 15, 2000.
2.Trust Information.
(a)The aggregate amount of Collections processed for the Due Period
preceding such Distribution Date was equal to	$1,987,504,043.28
(b)The aggregate amount of such Collections with respect to Principal
Receivables for the Due Period preceding such Distribution Date was
equal to	$1,868,565,493.05
(i)The payment rate, [ ( (b) + (c)(ii) + (c)(iii) ) / (f) ], is	30.048%
(c)The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables and the Defaulted Amount for the Due Period preceding
such Distribution Date was equal to	$118,938,550.23
(i)The gross cash yield, [ ((ii)+(iii)+(iv)+(v)) * 12 / (f) ], is	21.796%
(ii)The amount of such aggregate with respect to Finance Charge was equal to	$70,328,842.58
(iii)The amount of such aggregate with respect to Fees was equal to	$18,130,316.38
(iv)The amount of such aggregate with respect to Interchange was equal to	$29,701,205.27
(v)The amount of such aggregate with respect to Other Recoveries was equal to	$140,073.00
(vi)The amount of such aggregate with respect to Principal Recoveries was equal to ..	$638,113.00
(d)The Gross Defaulted Amount for the preceding Due Period is	$28,681,227.66
(i)The annualized default rate, (d) *12 / (f), is	5.284%
(ii)The annualized net default rate, [(d)-(c)(vi)] *12 / (f), is	5.167%
(e)The Portfolio Yield for such Distribution Date	16.630%
(f)The total amount of Principal Receivables in the Trust at the beginning
of the preceding Due Period is equal to	$6,513,025,256.22
(g)The total amount of Principal Receivables as of the last day of the
immediately preceding Due Period is	$6,636,360,159.75
(h)The average amount of Principal Receivables in the Trust during the preceding Due Period (the sum of the amounts in clause (f) and the
amount in clause (g) divided by 2) is equal to	$6,574,692,707.98
(i)The total amount of Finance Charge and Administrative Receivables in the
Trust as of the last day of the immediately preceding Due Period is	$152,029,290.25
(j)The aggregate outstanding gross balance of the Accounts which were one payment (1-29 days) delinquent as of the close of business on the last
day of the calendar month preceding such Distribution Date was equal to	$194,533,381.55
(k)The aggregate outstanding gross balance of the Accounts which were two payments (30-59 days) delinquent as of the close of business on the last
day of the calendar month preceding such Distribution Date was equal to	$73,246,846.06
(l)The aggregate outstanding gross balance of the Accounts which were three or more payments (60+ days) delinquent as of the close of business on the last
day of the calendar month preceding such Distribution Date was equal to	$160,840,882.10
(m)The aggregate amount of Trust Excess Principal Collections for such
Distribution Date is	$1,278,536,489.20
(n)The aggregate amount of Principal Shortfalls for such Distribution Date is	$208,346,719.39
3.Group One Information
(a)The Average Rate for Group One (the weighted average Certificate Rate reduced to take into account any payments made pursuant to interest
rate agreements, if any ) is equal to	6.618%
(b)Group One Total Investor Collections is equal to	$29,169,679.83
(c)Group One Investor Principal Collections is equal to	$27,424,073.60
(d)Group One Investor Finance Charge and Administrative Collections is equal to	$1,745,606.22
(e)Group One Investor Additional Amounts is equal to	$0.00
(f)Group One Investor Default Amount is equal to	$420,941.14
(g)Group One Investor Monthly Fees is equal to	$159,314.44
(h)Group One Investor Monthly Interest is equal to	278,458
4.Series 1993-2 Information
(a)The Series Adjusted Portfolio Yield for the Due Period preceding such
Distribution Date was equal to	16.630%
(b)The Series 1993-2 Allocation Percentage with respect to the Due
Period preceding such Distribution Date was equal to	1.690%
(c)The Floating Allocation Percentage for the Due Period preceding such
Distribution Date was equal to	86.863%
(d)The aggregate amount of Reallocated Finance Charge and
Administrative Collections for the Due Period preceding
such Distribution Date is equal to	$1,745,606.22
(e)The Floating Allocation Percentage of Series Allocable Finance
Charge and Administrative Collections for the Due Period preceding
such Distribution Date is equal to	$1,745,606.22
(f)Class A Invested Amount	$0.00
(g)The Class A Invested Percentage with respect to the Due Period
preceding such Distribution Date was equal to	43.590%
(h)The Class A Invested Percentage of the amount set forth in Item 4(d)
above was equal to	$760,901.84
(i)The amount of Class A Monthly Interest for such Distribution Date is
equal to	$0.00
(j)The amount of any Class A Monthly Interest previously due but not
distributed on a prior Distribution Date is equal to	$0.00
(k)The amount of Class A Additional Interest for such Distribution Date
is equal to	$0.00
(l)The amount of any Class A Additional Interest previously due but not
distributed on a prior Distribution Date is equal to	$0.00
(m)The Class A Investor Default Amount for such Distribution Date is
equal to	$183,486.34
(n)The Allocable Servicing Fee for such Distribution Date is equal to	$159,314.44
(o)The Class A Required Amount, if any, with respect to such
Distribution Date is equal to	$0.00
(p)Class B Invested Amount	$29,412,000.00
(q)The Class B Invested Percentage for the Due Period preceding such
Distribution Date was equal to	30.769%
(r)The Class B Invested Percentage of the amount set forth in Item 4(d)
above is equal to	$537,111.48
(s)The amount of Class B Monthly Interest for such Distribution Date is
equal to	$144,609.00
(t)The amount of any Class B Monthly Interest previously due but not
distributed on a prior Distribution Date is equal to	$0.00
(u)The amount of Class B Additional Interest for such Distribution Date
is equal to	$0.00
(v)The amount of any Class B Additional Interest previously due but not
distributed on a prior Distribution Date is equal to	$0.00
(w)Class B Investor Default Amount for such Distribution Date is equal
to	$129,520.80
(x)The Collateral Invested Percentage of the amount set forth in Item 4(d)
above is equal to	$447,592.90
(y)The Series 1993-2 Principal Shortfall for such Distribution Date is
equal to	$64,312,251.97
(z)The Series 1993-2 Excess Principal Collections is equal to	$64,312,251.97
(aa)The amount of Excess Finance Charge and Administrative Collections
with respect to such Distribution Date is equal to	$1,124,347.33
(bb)The amount of Excess Finance Charge and Administrative Collections
referred to in Item 4(aa) will be available to be distributed on such
Distribution Date to fund or reimburse the following items:
(i)to fund the Class A Required Amount, if any, with
respect to such Distribution Date	$0.00
(ii)to reimburse Class A Investor Charge-Offs	$0.00
(iii)to pay current or overdue Class B Monthly Interest,
Class B Additional Interest or the Cumulative
Excess Interest Amount	$0.00
(iv)to fund the Class B Investor Default Amount with
respect to such Distribution Date	$129,520.80
(v)to reimburse certain previous reductions in the Class B
Invested Amount	$0.00
(vi)to pay any portion of the Allocable Servicing Fee not
paid pursuant to clause (i) above	$0.00
(vii)to fund the Collateral Investor Default Amount with
respect to such Distribution Date	$107,934.00
(viii)to reimburse certain previous reductions in the Collateral
Invested Amount	$0.00
(ix)to make any required deposit in the Cash Collateral Account
(cc)The amount of Subordinated Principal Collections with respect to such
Distribution Date is equal to	$15,470,044.19
(dd)The Principal Allocation Percentage is equal to	86.863%
(ee)The total amount to be distributed to Class A Certificateholders on
such Distribution Date in payment of principal is equal to	$0.00
(ff)The total amount to be distributed to Class B Certificateholders on
such Distribution Date in payment of principal is equal to	$29,412,000.00
(gg)The amount of Class A Investor Charge-Offs for such Distribution
Date is equal to	$0.000000000
(hh)The total amount of reimbursements of Class A Investor Charge-Offs
for such Distribution Date is equal to	$0.00
(ii)The amount of Class B Investor Charge-Offs and other reductions in
the Class B Invested Amount for such Distribution Date is equal to	$0.00
(jj)The total amount of reimbursements of Class B Investor Charge-Offs
for such Distribution Date is equal to	$0.000000000
(kk)The Class A Invested Amount at the close of business on such
Distribution Date (after giving effect to all payments and adjustments
on such Distribution Date) will be equal to	$0.00
(ll)The Class B Invested Amount at the close of business on such
Distribution Date (after giving effect to all payments and adjustments
on such Distribution Date) will be equal to	$0.00
(mm)The Available Collateral Amount as of the close of business on the preceding Distribution Date (after giving effect to any withdrawal
from the Collateral Account) was equal to	$21,078,600.00
(nn)The Required Collateral Amount as of the close of business on such
Distribution Date, after giving effect to any withdrawal from the
Collateral Account and payments to the Collateral Interest Holder on
such Distribution Date, will be equal to	$0.00
(oo)The ratio of the Required Collateral Amount to the Class B Invested Amount
as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the
Collateral Interest Holder on such Distribution Date, will be equal to	N/A
(pp)The Available Collateral Amount as of the close of business on such Distribution Date (after giving effect to any withdrawal
from the Collateral Account) will be equal to	$0.00
(qq)The Cumulative Excess Interest Amount as of the close of business on such Distribution Date, after giving effect to any payments of interest
to Class B Certificateholders on such Distribution Date, will be equal to	$0.00
5.Total amount to be on deposit in the Collection Account (after giving effect to allocations required to be made pursuant to the terms of all other Series now outstanding and to the payment of the Servicer's fee and funding of investor default
amounts) prior to making distributions on such Distribution Dates is equal to	$51,655,950.64
6.The total amount to be allocated according to the terms of the Collateral
Agreement on such Distribution Date is equal to	$22,099,341.6400000
7.Total amount to be distributed from the Collection Account to the
Servicer in respect of the unpaid Allocable Servicing Fee for the preceding Due Period on such Distribution Date (after taking into consideration the amounts which have been netted with respect to this
Series against deposits to the Collection Account) is equal to	$0.00

Household Finance Corporation
Household Affinity Funding Corp.	November 30, 2000
Household Affinity Credit Card Master Trust II , Series 1993-2	December 15, 2000

CLASS A CERTIFICATEHOLDER'S STATEMENT

A.Information Regarding Distributions
1. Total distribution per $1,000 interest	$0.000000
2. Principal distribution per $1,000 interest	$0.000000
3. Interest distribution per $1,000 interest	$0.000000
B. Calculation of Class A Interest
1. Class A Coupon	5.60%
2. Beginning Principal Amount	$0.00
C. Performance of Trust
1. Collections of Receivables
(a) Total Collections	$1,987,504,043.28
(b) Collections of Finance Charge and Administrative Receivables	$118,938,550.23
(c) Collections of Principal	$1,868,565,493.05
2. Allocation of Receivables
(a) Class A Invested Percentage	43.590%
(b) Principal Allocation Percentage	86.863%
3. Delinquent Gross Balances
(a) Delinquent 1 - 29 days	$194,533,381.55
% of Gross Receivables	2.87%
(b) Delinquent 30 - 59 days	$73,246,846.06
% of Gross Receivables	1.08%
(c) Delinquent 60+ days	$160,840,882.10
% of Gross Receivables	2.37%
4. Class A Investor Default Amount	$183,486.34
5. Class A Investor Charge-offs; Reimbursement of Charge-offs
(a) Class A Investor Charge-offs, if any, for the Distribution Date	$0.00
(b) The amount of Item 5.(a) per $1,000 interest	$0.00
(c) Total reimbursed to Trust in respect of Class A Investor Charge-offs	$0.00
(d) The amount of Item 5.(c) per $1,000 interest	$0.00
(e) The amount, if any, by which the outstanding principal balance of the
Class A Certificates exceeds the class A Invested Amount as of
the end of the Distribution Date	$0.00
6. Allocable Servicing Fee paid for the Distribution Date	$159,314.44
7. Deficit Controlled Amortization Amount for the Distribution Date
D.Class A Pool Factor	0.00000
E. Receivables Balances
1. Principal Receivables as of the last day of the preceding Due Period	$6,636,360,159.75
2. Finance Charge and Administrative Receivables as of the last day	$152,029,290.25
of the preceding Due Period
F.Class B Certificates
1. Class B Invested Amount as of the end of the Distribution Date	$0.00
2. Available Collateral Amount as of the end of the Distribution Date	$0.00

Household Finance Corporation
Household Affinity Funding Corp.	November 30, 2000
Household Affinity Credit Card Master Trust II , Series 1993-2	December 15, 2000

CLASS B CERTIFICATEHOLDER'S STATEMENT
A.Information Regarding Distributions
1. Total distribution per $1,000 interest	$1,004.9166667
2. Principal distribution per $1,000 interest	$1,000.00
3. Interest distribution per $1,000 interest	$4.9166667
B. Calculation of Class B Interest
1. Class B Coupon	5.900000%
2. Beginning Invested Amount	$29,412,000.00
C. Performance of Trust
1. Collections of Receivables
(a) Total Collections	$1,987,504,043.28
(b) Collections of Finance Charge and Administrative Receivables	$118,938,550.23
(c) Collections of Principal	$1,868,565,493.05
2. Allocation of Receivables
(a) Class B Invested Percentage	30.769%
(b) Principal Allocation Percentage	86.863%
3. Delinquent Gross Balances
(a) Delinquent 1 - 29 days	$194,533,381.55
% of Gross Receivables	2.87%
(b) Delinquent 30 - 59 days	$73,246,846.06
% of Gross Receivables	1.08%
(c) Delinquent 60+ days	$160,840,882.10
% of Gross Receivables	2.37%
5. Class B Investor Charge-offs; Reimbursement of Charge-offs
(a) Class B Investor Charge-offs, if any, for the Distribution Date	$0.00
(b) The amount of Item 5.(a) per $1,000 interest	$0.00
(c) Total reimbursed to Trust in respect of Class B Investor Charge-offs	$0.00
(d) The amount of Item 5.(c) per $1,000 interest	$0.00
(e) The amount, if any, by which the outstanding principal balance of the
Class B Certificates exceeds the Class B Invested Amount as of
the end of the Distribution Date	$0.00
6. Available Cash Collateral Amount
(a) Available Cash Collateral Amount at the end of the Distribution Date	$0.00
(b) Available Cash Collateral Amount as a percent of the Class B
Invested Amount, each at the end of the Distribution Date	0.00%
7. Available Collateral Amount	$0.00
8. Deficit Controlled Amortization Amount for the Distribution Date	$0.00
D.Class B Pool Factor	0.000000
E. Receivables Balances
1. Principal Receivables as of the last day of the preceding Due Period	$6,636,360,159.75
2. Finance Charge and Administrative Receivables as of the last day	$152,029,290.25
of the preceding Due Period